UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 26, 2019
Date of Report (Date of earliest event reported)
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QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)
  __________________________

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (832) 518-4094
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	QES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated Employment Agreement
On August 26, 2019, Quintana Energy Services Inc., a Delaware corporation (the “Company”), entered into, amended and restated an employment agreement ("Amended Agreement”) with Christopher J. Baker, its Chief Executive Officer, that supersedes and replaces the previous employment agreement Christopher J. Baker entered into with the Company (a “Prior Agreement”).
The Amended Agreement became effective as of August 26, 2019 (the “Effective Date”) and provides for a three-year term beginning on the Effective Date and ending on the third anniversary of the Effective Date, with an automatic renewal for an additional one-year term on such third anniversary and each subsequent anniversary thereafter unless either party provides notice of non-renewal.
The Amended Agreement is consistent with the Prior Agreement with modifications to certain elements of compensation that were implemented following his promotion as the Company's Chief Executive Officer , specifically (i) an annualized base salary (“Base Salary”) equal to $500,000 and (ii) a target annual bonus equal to 100% of Base Salary. In addition, the Amended Agreement contains modifications to certain severance provisions, specifically the compensation multipliers in connection with the termination of Mr. Baker’s employment by the Company other than for cause, by Mr. Baker for good reason, or due to his death or disability.
The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, which are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1*	Amended and Restated Executive Employment Agreement, effective August 26, 2019, by and between the Company and Christopher J. Baker.
* Furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
QUINTANA ENERGY SERVICES INC.

August 29, 2019	By: /s/ Christopher J. Baker
Name: Christopher J. Baker
Title: Chief Executive Officer and President